Exhibit 10.1

                          DEBT SUBORDINATION AGREEMENT

      THIS AGREEMENT is made as of the 31st day of January, 2005 by and among KEVIN J. THOMAS, an individual (the "CREDITOR"), ARGAN, INC., a Delaware corporation ("ARGAN"), SOUTHERN MARYLAND CABLE, INC., a Maryland corporation ("SMC" and together with Argan, the "DEBTOR") and BANK OF AMERICA, N.A., a national banking association (the "LENDER").

      WHEREAS, reference is made to that certain Financing and Security Agreement among the Debtor and the Lender dated as of August 19, 2003 (as the same may be amended, supplemented or modified from time to time, the "FSA") pursuant to which the Lender has extended to the Debtor certain loans as more particularly described therein (collectively, the "LOANS"); and

      WHEREAS, Thomas, the Debtor, Vitarich Laboratories, Inc., a Florida corporation ("VITARICH") and AGAX/VLI Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Debtor ("AGAX") entered into an Agreement and Plan of Merger dated as of August 31, 2004 (the "MERGER AGREEMENT") pursuant to which Vitarich merged into AGAX (the "MERGER"); and

      WHEREAS, prior to the Merger, Thomas was a shareholder of Vitarich; and

      WHEREAS, the Lender consented to the Merger on the terms set forth in the Merger Agreement; and

      WHEREAS, pursuant to the Merger Agreement, Thomas is to receive the Merger Consideration (as that term is defined in the Merger Agreement), including, without limitation, certain Additional Cash Consideration (as defined in the Merger Agreement, and hereinafter referred to as, the "ADDITIONAL CASH CONSIDERATION") which Additional Cash Consideration is due and payable thirty
(30) days following completion of (i) the Argan January 2005 Audit (as defined in the Merger Agreement), and (ii) the February 28, 2005 Financial Statements (as defined in the Merger Agreement); and

      WHEREAS, the Debtor and the Creditor have agreed to reconstitute the Additional Cash Consideration as subordinated debt (the "RESTRUCTURING") and in furtherance thereof the Debtor has agreed to execute and deliver to the Creditor a Subordinated Promissory Note in the form of Exhibit A attached hereto (the "SUBORDINATED Note"); and

      WHEREAS, the principal amount of the Subordinated Note will equal that amount that would otherwise be due to the Creditor as Additional Cash Consideration under the Merger Agreement; and

      WHEREAS, the Debtor has requested the Lender to agree to the Restructuring and the issuance of the Subordinated Note and the Lender has so agreed to such Restructuring and issuance of the Subordinated Note subject to the execution and delivery by the Debtor and the Creditor of this Agreement; and

      WHEREAS, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the FSA; and

      NOW, THEREFORE, for value received and in consideration of the mutual benefits to be derived from this Agreement, the parties hereto agree as follows:

      1. Definitions.

            (a) "Junior Debt means all of the present and future indebtedness (principal, interest (including, without limitation, default interest and interest accruing after the commencement of a bankruptcy proceeding by or against the Debtor), fees, charges, collection and other costs (including, without limitation, attorney's fees) and expenses and other amounts), liabilities and obligations of the Debtor to the Creditor, all whether fixed or contingent, matured or unmatured, and liquidated or unliquidated and whether arising under contract, in tort or otherwise, including without limitation, the indebtedness arising under the Subordinated Note, and all increases, extensions, modifications, refinancings, assignments and renewals thereof.

            (b) "Superior Debt" means all of the present and future indebtedness (principal, interest (including, without limitation, default interest and interest accruing after the commencement of a bankruptcy proceeding by or against the Debtor), fees, charges, collection and other costs (including, without limitation, attorney's fees) and expenses and other amounts), liabilities and obligations (including, without limitation, letter of credit reimbursement obligations, protective advances permitted under the FSA and the other Financing Documents for unpaid taxes, insurance, etc., and yield maintenance and other indemnification amounts) of the Debtor to the Lender including any such indebtedness under the FSA or any of the other Financing Documents, all whether fixed or contingent, matured or unmatured, liquidated or unliquidated, and whether arising under contract, in tort or otherwise, and all increases, extensions, modifications, refinancings, assignments and/or renewals thereof.

      2. Subordination.

            (a) Creditor hereby postpones and subordinates all of the Junior Debt to the full and final payment of all of the Superior Debt to the extent and in the manner set forth herein, provided that so long as (i) no Default or Event of Default has occurred and is continuing under or within the meaning of the FSA or any of the other Financing Documents and after giving effect to such payment no Default or Event of Default would occur (including, without limitation, any default of any financial covenant set forth in the FSA or any of the other Financing Documents), and (ii) no event or condition has occurred which would constitute such a Default or Event of Default but for the giving of notice or passage of time, or both (including, without limitation, any event or condition that would cause a default of any financial covenant set forth in the FSA or any of the other Financing Documents), Lender agrees that for purposes of the FSA and the other Financing Agreement Debtor is permitted to, and may make, and Creditor is permitted to, and may accept: (A) regularly scheduled payments of principal and interest under the Junior Debt; and (B) mandatory and optional prepayments of the Junior Debt including, without limitation, the Mandatory Prepayment, the Additional Mandatory Prepayment or any other optional prepayment allowed under the Junior Debt, but only to the extent such prepayments do not otherwise violate the prohibitions in clauses (i) and (ii) above.

            (b) Creditor agrees that so long as Debtor is indebted to the Lender under or in connection with the FSA and the other Financing Documents, Creditor shall promptly provide Lender (or its successors or assigns, as the case may be) with a copy of all notices which the Creditor from time to time may serve upon Debtor in connection with the Junior Debt.

      3. Collateral for Superior Debt. In furtherance of and for the sole purposes of enforcing, exercising and securing the rights of the Lender under
Section 7 herein relating to the Lender's authority to act as Creditor's attorney-in-fact in connection with a bankruptcy or similar proceeding against the Creditor, Creditor hereby transfers and assigns to Lender, its successors and assigns, all of its right, title and interest in and to, and grants to the Lender, its successors and assign, a security interest in, the Junior Debt. Creditor agrees to execute and deliver to Lender any additional assignments and instruments deemed necessary by Lender to effect or confirm such assignment and transfer and to effect collection of any and all payments which may be made at any time on account of the Junior Debt.

      4. Warranties and Representations of Creditor and Debtor. Creditor and Debtor hereby represent and warrant: (a) that Creditor has not relied and will not rely on any representation or information of any nature made by or received from Lender relative to the Debtor in deciding to execute this Agreement or to permit it to continue in effect; (b) that Creditor is or will be the lawful owner of the Junior Debt and no part thereof is subject to any defense, offset or counterclaim; (c) that Creditor has not heretofore assigned or transferred any Junior Debt or any interest therein; and (d) that Creditor has not heretofore given any subordination in respect of the Junior Debt.

      5. Negative  Covenants.  Except to the extent  otherwise  permitted  under
Section 2 hereof, until all of the Superior Debt has been fully and finally paid and any obligations of the Lender to extend further Superior Debt is terminated:
(a) Debtor shall not, directly or indirectly, make any payment on account of the Junior Debt and shall not grant any security interest in, mortgage, pledge, assign or transfer any of their respective assets to secure or satisfy all or any part of the Junior Debt; (b) Creditor shall not demand or accept from Debtor or any other person any such payment of, or collateral for the Junior Debt, nor shall Creditor enforce any part of the Junior Debt; (c) Creditor shall not hereafter give any subordination in respect of the Junior Debt, or transfer or assign any of the Junior Debt to any person other than the Lender; (d) Debtor will not hereafter issue any instrument, security or other writing evidencing any part of the Junior Debt, and Creditor will not receive any such writing, except upon the prior written approval of the Lender or at the request of and in the manner requested by the Lender; (e) Creditor will not commence or join with any other creditors of the Debtor in commencing any bankruptcy, reorganization, receivership or insolvency proceeding against the Debtor; and (f) neither Creditor nor Debtor shall otherwise take or permit any action prejudicial to or inconsistent with the provisions of this Agreement.

      6. Turnover of Prohibited Transfers. If any payment on account of or any collateral for any part of the Junior Debt is received by Creditor in violation of the terms of this Agreement, such payment or collateral shall be delivered within one (1) business day by Creditor to Lender for application to the Superior Debt, in the form received, except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein to Lender. Lender is irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered, any such payment or collateral shall be held by Creditor in trust for Lender and shall not be commingled with other funds or property of Creditor.

      7. Authority to Act for Creditor. For so long as any of the Superior Debt shall remain unpaid, Lender shall have the right to act as Creditor's attorney-in-fact for the purposes specified herein and Creditor hereby irrevocably appoints Lender its true and lawful attorney, with full power of substitution, in the name of Creditor or in the name of Lender, for the use and benefit of Lender, without notice to Creditor or any of its successors or assigns, to perform the following acts, at Lender's option, at any meeting of creditors of Debtor or in connection with any case or proceeding, whether voluntary or involuntary, for the distribution, division or application of the assets of Debtor or the proceeds thereof, regardless of whether such case or proceeding is for the liquidation, dissolution, winding up of affairs, reorganization or arrangement of Debtor, or for the composition of the creditors of Debtor, in bankruptcy or in connection with a receivership, or under an assignment for the benefit of creditors of Debtor or otherwise:

            (a) To enforce claims comprising the Junior Debt, either in its own name or in the name of Creditor, by proof of debt, proof of claim, suit or otherwise;

            (b) To collect any assets of Debtor distributed, divided or applied by way of dividend or payment on account of the Junior Debt, or any securities issued on account of the Junior Debt and to apply the same, or the proceeds of any realization upon the same that Lender in its discretion elects to effect, to the Superior Debt until all of the Superior Debt (including, without limitation, all interest accruing on the Superior Debt after the commencement of any bankruptcy case) has been paid in full, rendering any surplus to the Creditor if and to the extent permitted by law;

            (c) To vote claims comprising the Junior Debt to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension; and

            (d) To take generally any action in connection with any such meeting, case or proceeding that Creditor would be authorized to take but for this Agreement.

      In no event shall Lender be liable to Creditor for any failure to prove the Junior Debt, to exercise any right with respect thereto or to collect any sums payable thereon.

      8. Waivers, Etc.

            (a) Creditor and Debtor hereby waive any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by Lender. To the fullest extent permitted by law, Creditor and Debtor each hereby further waives: presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with instruments, documents and agreements evidencing, securing or relating in any way to all or any portion of the Superior Debt or the Junior Debt to which the Creditor or Debtor may be a party; notice of the acceptance of this Agreement by Lender; notice of any loans made, extensions granted or other action taken by Lender in reliance hereon, including without limitation: (i) granting time or other indulgences to Debtor, (ii) renewing, extending, modifying or compromising any of the Superior Debt, (iii) possessing, substituting, modifying, waiving or releasing any collateral held as security for any of the Superior Debt, or (iv) adding or releasing any person primarily or secondarily liable thereon; and all other demands and notices of every kind in connection with this Agreement, the Superior Debt or Junior Debt, and no such action taken by Lender shall affect the subordination or other provisions herein in any manner.

            (b) In the event of any sale, assignment, disposition or other transfer of the Junior Debt, Creditor shall cause the transferee thereof to execute and deliver to Lender an agreement (substantially identical with this Agreement or otherwise in form and substance satisfactory to Lender) providing for the continued subordination of the Junior Debt to the Superior Debt as provided herein and for the continued effectiveness of all of the rights arising under this Agreement.

      9. Indulgences Not Waivers. Neither the failure nor any delay on the part of the Lender to exercise any right, remedy, power or privilege hereunder or under any instruments, documents or agreements evidencing or relating to the Superior Debt shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No consent or waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such consent or waiver, and then only to the extent specifically stated in such writing.

      10. Duration and Termination. This Agreement shall constitute a continuing agreement of subordination and shall terminate only upon the full and final payment of the Superior Debt and termination of any obligation of the Lender to extend any further Superior Debt. Neither the dissolution nor the bankruptcy of Creditor shall effect a termination hereof.

      11. Administration by Lender. In the administration of the Superior Debt, either before or after a demand or default, Creditor acknowledges and agrees that Lender may proceed in its sole discretion, including without limitation, raising or lowering loan advances, interest rates or fees, charging additional fees, declining to make further advances, extending additional loans or other financing accommodations to Debtor, increasing the dollar amounts of Debtor's credit limits, extending credit terms and maturities, compromising claims and exchanging and releasing collateral or obligors; all with no duty to Creditor, and no such action shall affect the subordination or other provisions herein in any manner.

      12. Notices. All notices, requests, demands and other communications required or permitted under this Agreement or by law shall be in writing and shall be deemed to have been duly given, made and received only when delivered against receipt or when deposited in the United States mails, certified mail, return receipt requested, postage prepaid, or when delivered by next day express delivery service, addressed as set forth below:

            (a)    If to Lender:    Bank of America, N.A.
                                    1101 Wootton Parkway
                                    4th Floor
                                    Rockville, Maryland 20852
                                    Attn: Michael Radcliffe
                                          Senior Vice President

            (b)    If to Creditor:  Kevin J. Thomas
                                    _____________________
                                    _____________________

            (c)    If to Debtor:    Argan, Inc.
                                    One Church Street
                                    Suite 302
                                    Rockville, Maryland 20850
                                    Attn: Arthur Trudel
                                          Senior Vice President and CFO

      Any addressee may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Paragraph 12 for the giving of notice.

      13. Lender's Duties Limited. The rights granted to Lender in this Agreement are solely for its protection and nothing herein contained imposes on Lender any duties with respect to any property of Creditor or of Debtor heretofore or hereafter received by Lender. Lender has no duty to preserve rights against prior parties on any instrument or chattel paper received from the Debtor as collateral security for the Superior Debt or any portion thereof.

      14. Effect on Creditor and Debtor. This Agreement is being entered into solely for the benefit of Lender, its successors and assigns, and is not intended to give any rights, benefits or privileges to the Creditor or Debtor.

      15. Authority. Creditor and Debtor represent and warrant that they have the legal power, capacity and authority to enter into this Agreement and that the person signing for the Creditor and Debtor is authorized and directed to do so.

      16. Entire Agreement, Amendment. This Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this Agreement nor any portion or provision hereof may be amended orally or in any manner other than by an agreement in writing signed by Lender, Creditor and Debtor.

      17. Additional Documentation. Each of the Creditor and the Debtor shall execute and deliver to Lender such further instruments and shall take such further action as Lender may at any time or times request in order to carry out the provisions and intent of this Agreement.

      18. Successors and Assigns. This Agreement shall inure to the benefit of Lender, its successors and assigns, and shall be binding upon the Creditor and Debtor and their respective heirs, personal representatives, successors and assigns.

      19. Defects Waived. This Agreement is effective notwithstanding any defect in the validity or enforceability of any instrument or document evidencing the Superior Debt.

      20. Governing Law. The validity, construction and enforcement of this Agreement shall be governed by the internal laws of the State of Connecticut.

      21. Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

                       THE NEXT PAGE IS A SIGNATURE PAGE

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, sealed and delivered, as of the 31st day of January, 2005.

WITNESSES:


                                             /s/ Kevin J. Thomas
---------------------------------            -----------------------------------
                                             Kevin J. Thomas
---------------------------------

                                             BANK OF AMERICA, N.A.


                                             By /s/ Michael J. Radcliffe
                                               ---------------------------------
                                               Michael J. Radcliffe
                                               Its Senior Vice President

                                             ARGAN, INC.


                                             By  /s/ Arthur Trudel
                                               ---------------------------------
                                               Arthur Trudel
                                               Its Senior Vice President and CFO

                                             SOUTHERN MARYLAND CABLE, INC.


                                             By  /s/ Arthur Trudel
                                               ---------------------------------
                                               Arthur Trudel
                                               Its Vice President and CFO

                                    Exhibit A
                         to Debt Subordination Agreement

                                    [FORM OF]

                             SUBORDINATED TERM NOTE

      THIS SUBORDINATED TERM NOTE AND INDEBTEDNESS EVIDENCED HEREBY ARE AND SHALL AT ALL TIMES BE AND REMAIN SUBORDINATED IN RIGHT OF PAYMENT TO THE EXTENT AND IN THE MANNER SET FORTH IN THAT CERTAIN DEBT SUBORDINATION AGREEMENT, DATED JANUARY _________, 2005, BY AND AMONG BANK OF AMERICA, N.A., ARGAN, INC., A DELAWARE CORPORATION AND KEVIN J. THOMAS, AN INDIVIDUAL, TO THE PRIOR PAYMENT IN FULL OF ALL SUPERIOR DEBT (AS DEFINED THEREIN).

$_______________                                    As of ________________, 2005

      FOR VALUE RECEIVED, the undersigned, ARGAN, INC., a Delaware corporation (the "MAKER"), hereby promises to pay to the order of KEVIN J. THOMAS (the "CREDITOR"), at _______________________________, the principal sum of
_____________________________  DOLLARS  ($___________________)  (the  "PRINCIPAL
AMOUNT"), in lawful money of the United States of America in immediately available funds, without deduction, set-off or counterclaim, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at a rate per annum equal to ten percent (10%). Interest hereunder shall be due and payable on a quarterly basis commencing on July 1, 2005 and continuing on the first day of each October, January, April and July thereafter. Unless otherwise prepaid as a Mandatory Prepayments as provided below, the Principal Amount together with all accrued and unpaid interest thereon shall be due and payable in one installment on August 1, 2006.

      Notwithstanding the forgoing, in the event that the Maker receives gross cash consideration (prior to the payment of any fees, discounts, costs, expenses or commissions) in connection with one or more public offerings or private placements of the Maker's capital stock during the period from February 1, 2005 to August 1, 2006 which is in excess of $1,000,000 in the aggregate (the "AGGREGATE CONSIDERATION"), the Maker shall prepay the Principal Amount by an amount equal to that portion of the Aggregate Consideration which is in excess of $1,000,000 (a "MANDATORY PREPAYMENT") so that all capital raised by the Maker which is in excess of $1,000,000 shall be paid over to the Holder until such time as the Principal Amount and all other sums due hereunder have been paid in full.

      In addition, Maker agrees that it shall not close any transaction involving the acquisition by Maker of all of the capital stock, equity interests or assets of any corporation, partnership, limited liability company or any other organization or entity (an "ACQUISITION") unless on or before the closing of any such Acquisition all amounts due hereunder shall have been paid in full (the "ADDITIONAL MANDATORY PREPAYMENT"); provided, however, that, notwithstanding the forgoing, the Maker shall not be required to make the Additional Mandatory Prepayment in connection with any acquisition by the Maker of any assets, capital stock or other equity interests of any of its subsidiaries or affiliates whether as a result of a merger or for any other reason.

      Interest on the outstanding Principal Amount shall be computed on the basis of the actual number of days elapsed over a 365 day year.

      The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

      THIS SUBORDINATED TERM NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO CHOICE OF LAW DOCTRINE, AND ANY APPLICABLE LAWS OF THE UNTED STATES OF AMERICA.

      This Subordinated Term Note is being issued in full and complete satisfaction of all obligations of the Maker to pay to the Creditor the Additional Cash Consideration (as defined in and to paid pursuant to that certain Agreement and Plan of Merger among the Maker, the Creditor, Vitarich Laboratories, Inc., a Florida corporation and AGAX/VLI Acquisition Corporation, a Delaware corporation dated as of August 31, 2004).

                                            ARGAN, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title: